Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of B Green Innovations, Inc. Inc. (the “Company”), on Form 10-Q for the period ended March 31, 2012, as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify, pursuant  to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:           May 14, 2012                                                                          By: /s/ Jerome Mahoney
Jerome Mahoney
President, Chief Executive Officer and
Chief Financial Officer